SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2003

PERSONNEL GROUP OF AMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13956	56-1930691

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five LakePointe Plaza, 2nd Floor
2709 Water Ridge Parkway
Charlotte, North Carolina 28217

(Address of Principal Executive Offices)
(Zip Code)

(704) 442-5100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Item 7. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable

     (c)  The following exhibits are filed as part of this report.

     Exhibit 99.1 – Press release dated February 19, 2003

Item 9. Regulation FD Disclosure.

     On February 19, 2003, Personnel Group of America, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year 2002.

     A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2003

PERSONNEL GROUP OF AMERICA, INC.

	By:	/s/ Ken R. Bramlett, Jr.

Ken R. Bramlett, Jr.
Senior Vice President

Exhibit Index

Exhibit	Exhibit No.

Press release dated February 19, 2003	99.1